FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): November 26, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-7
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-7,on November 26, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.42)  November 26, 2001 - Information on Distribution to
                                          Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   December 15, 2001                    By:      /S/Samuel Molinaro
                                                    Samuel Molinaro
                                                    Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.42)       November 26, 2001 - Information on Distribution to
                                        Certificateholders




      November 26, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.42
                             TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-7







                     Beginning      Pass Thru   Principal    Interest       Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate     Dist. Amt.   Dist. Amt.      Dist.        Notional Bal.
  Senior       A     60,368,067      6.91%    4,052,485        347,604     4,400,089    56,315,582
               B-1    1,460,600      6.91%            0          8,410         8,410     1,460,600
               B-2      730,300      6.91%            0          4,205         4,205       730,300
               B-3      486,800      6.91%            0          2,803         2,803       486,800
               B-4      243,400      6.91%            0          1,402         1,402       243,400
               B-5      243,400      6.91%            0          1,402         1,402       243,400
               B-6      487,181      6.90%            0          2,805         2,805       487,181
               R-1         0.00      6.91%            0              0             0             0

                     64,019,748               4,052,485        368,631     4,421,116    59,967,263


